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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the inclusion in this registration statement on Form S-4 of our report dated January 6, 1997, on our audit of the balance sheet of Ryder TRS, Inc. We also consent to the reference to our firm under the caption "Experts."


                                           Coopers & Lybrand L.L.P.


Miami, Florida
January 24, 1997